UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2018

KBS STRATEGIC OPPORTUNITY REIT, INC.
(Exact name of registrant specified in its charter)

Maryland	000-54382	26-3842535
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
On March 7, 2018, KBS Strategic Opportunity REIT, Inc. (the “Company”) filed a Current Report on Form 8-K dated March 6, 2018 with regard to the acquisition, through an indirect wholly owned subsidiary, of an office property containing 431,007 rentable square feet located on approximately 4.92 acres of land in Orange, California (“City Tower”). The Company hereby amends the Form 8-K dated March 6, 2018 to provide the required financial information related to its acquisition of City Tower.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired

City Tower

	Report of Independent Auditors	F-1
	Statement of Revenues Over Certain Operating Expenses for the Year Ended December 31, 2017	F-2
	Notes to Statement of Revenues Over Certain Operating Expenses for the Year Ended December 31, 2017	F-3

(b)	Pro Forma Financial Information

KBS Strategic Opportunity REIT, Inc.

	Summary of Unaudited Pro Forma Financial Statements	F-5
	Unaudited Pro Forma Balance Sheet as of December 31, 2017	F-6
	Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2017	F-8

(d)	Exhibits

Ex.	Description
23.1	Consent of Squar Milner LLP

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS STRATEGIC OPPORTUNITY REIT, INC.

Dated:	April 19, 2018	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer, Treasurer and Secretary

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of
KBS Strategic Opportunity REIT, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of City Tower for the year ended December 31, 2017, and the related notes to the financial statement.
Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of the statement of revenues over certain operating expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues over certain operating expenses that is free of material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on the statement of revenues over certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues over certain operating expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues over certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the notes for the year ended December 31, 2017, in accordance with accounting principles generally accepted in the United States of America.
Basis of Accounting
As described in Note 2, the statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of City Tower’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Squar Milner LLP

Newport Beach, California
April 19, 2018

CITY TOWER
STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2017
(in thousands)

Revenues:
Rental income	$10,168
Parking income	1,058
Other income	176
Total revenues	11,402
Expenses:
Repairs and maintenance	1,675
Real estate taxes and insurance	1,128
Utilities	794
General and administrative	318
Management fees	132
Total expenses	4,047
Revenues over certain operating expenses	$7,355
See accompanying notes.

CITY TOWER
NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2017

1.	DESCRIPTION OF REAL ESTATE PROPERTY
On March 6, 2018, KBS Strategic Opportunity REIT, Inc. (“KBS SOR”), through an indirect wholly owned subsidiary (the “Owner”), acquired from DOF II City Tower LLC (the “Seller”) an office building containing 431,007 rentable square feet located on approximately 4.92 acres of land in Orange, California (“City Tower”). The Seller is not affiliated with KBS SOR or its external advisor, KBS Capital Advisors LLC. The purchase price (net of closing credits) of City Tower was approximately $148.8 million including closing costs.
KBS SOR is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate-related loans, opportunistic real estate, real estate-related debt securities and other real estate-related investments.

2.	BASIS OF PRESENTATION
The accompanying statement of revenues over certain operating expenses has been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
City Tower is not a legal entity and the accompanying statement of revenues over certain operating expenses is not representative of the actual operations for the period presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses KBS SOR expects to incur in the future operations of City Tower. Excluded items include interest expense, depreciation and amortization, and certain general and administrative costs not directly comparable to the future operations of City Tower.
An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) City Tower was acquired from an unaffiliated party and (ii) based on due diligence of City Tower by KBS SOR, management is not aware of any material factors relating to City Tower that would cause this financial information not to be indicative of future operating results.
Square footage, acreage, occupancy and other measures used to describe real estate included in these notes to the statement of revenues over certain operating expenses are presented on an unaudited basis.

3.	SIGNIFICANT ACCOUNTING POLICIES
Rental Revenues
Minimum rent, including rental abatements, lease incentives and contractual fixed increases attributable to operating leases, is recognized on a straight-line basis over the term of the related lease and amounts expected to be received in later years are recorded as deferred rent. The adjustment to record deferred rent increased rental revenue by $0.9 million for the year ended December 31, 2017.
Use of Estimates
The preparation of the statement of revenues over certain operating expenses, as described in Note 2 and in accordance with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting periods. Actual results could materially differ from those estimates.

4.	DESCRIPTION OF LEASING ARRANGEMENTS
As of December 31, 2017, City Tower was 74% leased to 24 tenants. For the year ended December 31, 2017, City Tower earned approximately 39% of its rental income from one tenant in the educational services industry and approximately 18% of its rental income from one tenant in the other services industry.
The tenant in the educational services industry occupies an aggregate of 124,541 rentable square feet, or approximately 29% of the total rentable square feet, under multiple lease agreements. Its leases expire between May 31, 2018 and August 31, 2022. The tenant in the other services industry occupies 62,200 rentable square feet, or approximately 14% of the total rentable square feet. Its lease expires on October 31, 2025 with one five-year extension option. The tenant has an option to terminate its entire lease effective June 30, 2023, subject to a termination fee and a nine-month notice.
No other tenants represented more than 10% of rental income for the year ended December 31, 2017.

CITY TOWER
NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Year Ended December 31, 2017

5.	FUTURE MINIMUM RENTAL COMMITMENTS
As of December 31, 2017, the expected future minimum rental receipts due under non-cancelable operating leases for the years ending December 31 and thereafter were as follows (in thousands):

2018	$10,273
2019	9,363
2020	8,336
2021	7,275
2022	4,565
Thereafter	8,803
$48,615

6.	COMMITMENTS AND CONTINGENCIES
Tenant Lease Termination Options
Certain tenants have lease termination options built into their leases, which are subject to termination fees. City Tower did not recognize any termination fees during the year ended December 31, 2017. In the event that a tenant does exercise its option to terminate its lease early and the terminated space is not subsequently leased out or is leased out at a lower rental rate, the total amount of future minimum rent received by City Tower will be reduced.
Environmental
City Tower is subject to various environmental laws of federal, state and local governments. Compliance with existing environmental laws is not expected to have a material adverse effect on City Tower’s financial condition and results of operations for the periods presented.

7.	SUBSEQUENT EVENTS
KBS SOR evaluates subsequent events up until the date the statement of revenues over certain operating expenses is issued. The accompanying statement of revenues over certain operating expenses was issued on April 19, 2018.

KBS STRATEGIC OPPORTUNITY REIT, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following pro forma information should be read in conjunction with the consolidated balance sheet and notes of KBS Strategic Opportunity REIT, Inc. (“KBS SOR”) as of December 31, 2017, the related consolidated statement of operations, equity, and cash flows for the year then ended and the notes thereto. The consolidated financial statements of KBS SOR as of and for the year ended December 31, 2017 have been included in KBS SOR’s prior filings with the SEC. In addition, this pro forma information should be read in conjunction with the statement of revenues over certain operating expenses and notes thereto for the year ended December 31, 2017 of City Tower, which are included herein.
The unaudited pro forma balance sheet as of December 31, 2017 has been prepared to give effect to the acquisition of City Tower, as if the acquisition occurred on December 31, 2017.
The unaudited pro forma statement of operations for the year ended December 31, 2017 has been prepared to give effect to the acquisition of City Tower, that occurred on March 6, 2018, as if such acquisition occurred on January 1, 2017.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of City Tower been consummated as of January 1, 2017. In addition, the pro forma balance sheet includes pro forma preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisition. These preliminary estimates may be adjusted in the future upon finalization of the purchase accounting.

KBS STRATEGIC OPPORTUNITY REIT, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of December 31, 2017
(in thousands, except share and per share amount)

	KBS Strategic Opportunity REIT Inc. Historical (a)	Pro Forma Adjustment		Pro Forma Total
		City Tower (b)
Assets
Real estate held for investment, net	$532,867	$149,998	(c)	$682,865
Real estate equity securities, net	90,063	—		90,063
Real estate debt securities, net	17,751	—		17,751
Total real estate and real estate-related investments, net	640,681	149,998		790,679
Cash and cash equivalents	366,512	(60,668)		305,844
Restricted cash	10,670	—		10,670
Investments in unconsolidated joint ventures	55,577	—		55,577
Rents and other receivables, net	9,821	—		9,821
Above-market leases, net	131	—		131
Prepaid expenses and other assets	18,182	—		18,182
Total assets	$1,101,574	$89,330		$1,190,904
Liabilities and equity
Notes and bonds payable, net	603,043	88,099	(d)	691,142
Accounts payable and accrued liabilities	16,686	—		16,686
Due to affiliate	26	—		26
Distribution payable	187,914	—		187,914
Below-market leases, net	2,843	1,231	(c)	4,074
Other liabilities	16,966	—		16,966
Redeemable common stock payable	8,595	—		8,595
Total liabilities	836,073	89,330		925,403
Commitments and contingencies
Redeemable common stock	4,518	—		4,518
Equity
KBS Strategic Opportunity REIT, Inc. stockholders' equity
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—		—
Common stock, $.01 par value; 1,000,000,000 shares authorized, 52,053,817 shares issued and outstanding and 52,053,817 pro forma shares	521	—		521
Additional paid-in capital	388,800	—		388,800
Accumulated other comprehensive income	25,146	—		25,146
Cumulative distributions and net income	(155,454)	—		(155,454)
Total KBS Strategic Opportunity REIT, Inc. stockholders’ equity	259,013	—		259,013
Noncontrolling interests	1,970	—		1,970
Total equity	260,983	—		260,983
Total liabilities and equity	$1,101,574	$89,330		$1,190,904

KBS STRATEGIC OPPORTUNITY REIT, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of December 31, 2017

(a)	Historical financial information derived from KBS SOR’s Annual Report on Form 10-K as of December 31, 2017.

(b)
Represents the acquisition of City Tower. The purchase price (net of closing credits) of City Tower was $148.8 million including closing costs. This amount was funded with proceeds from the City Tower Mortgage Loan (defined below) and cash on hand.

(c)
KBS SOR determined the cost of tangible assets, identifiable intangible assets and assumed liabilities (consisting of below-market leases and tenant origination and absorption costs) acquired in the asset acquisition based on their relative fair values. KBS SOR allocated the purchase price (including closing costs) as follows (in thousands):

Assets:
Land	$13,930
Building improvements	127,906
Tenant origination and absorption costs	8,162
Real estate, cost	149,998
Below-market leases	(1,231)
Total purchase price, net	$148,767

(d)
On March 6, 2018, KBS SOR, through an indirect wholly owned subsidiary, entered into a term loan facility with an unaffiliated lender for borrowings up to $103.4 million, secured by City Tower (the “City Tower Mortgage Loan”). At closing, $89.0 million of the loan was funded and the remaining $14.4 million was available for future disbursements to be used for leasing commissions and capital expenditures, subject to certain terms and conditions contained in the loan documents. The City Tower Mortgage Loan matures on March 5, 2021, with two one-year extension options, subject to certain terms and conditions contained in the loan documents, and bears interest at a floating rate of 155 basis points over one-month LIBOR. The City Tower Mortgage Loan amount presented in the accompanying pro forma balance sheet is net of $0.9 million of deferred financing costs incurred in connection with the City Tower Mortgage Loan.

KBS STRATEGIC OPPORTUNITY REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017
(in thousands, except share and per share amounts)

	KBS Strategic Opportunity REIT Inc. Historical (a)	Pro Forma Adjustment		Pro Forma Total
		City Tower
Revenues:
Rental income	$110,690	$11,078	(b)	$121,768
Tenant reimbursements	21,710	—		21,710
Other operating income	4,001	1,234	(c)	5,235
Interest income from real estate debt securities	1,782	—		1,782
Dividend income from real estate equity securities	2,531	—		2,531
Total revenues	140,714	12,312		153,026
Expenses:
Operating, maintenance, and management	42,611	2,919	(d)	45,530
Real estate taxes and insurance	17,404	1,128	(e)	18,532
Asset management fees to affiliate	10,686	1,116	(f)	11,802
General and administrative expenses	6,138	—		6,138
Foreign currency transaction loss, net	15,298	—		15,298
Depreciation and amortization	53,446	5,617	(g)	59,063
Interest expense	37,149	2,671	(h)	39,820
Total expenses	182,732	13,451		196,183
Other income (loss):
Income from unconsolidated joint venture	2,073	—		2,073
Other interest income	1,105	—		1,105
Equity in loss of unconsolidated joint ventures	(6,037)	—		(6,037)
Gain on sale of real estate	255,935	—		255,935
Loss on extinguishment of debt	(478)	—		(478)
Total other income, net	252,598	—		252,598
Net income (loss)	210,580	(1,139)		209,441
Net loss attributable to noncontrolling interests	64	—		64
Net income (loss) attributable to common stockholders	$210,644	$(1,139)		$209,505
Net income per common share, basic and diluted	$3.77			$3.75
Weighted-average number of common shares outstanding, basic and diluted	55,829,708			55,829,708

KBS STRATEGIC OPPORTUNITY REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

(a)	Historical financial information derived from KBS SOR’s Annual Report on Form 10-K as of December 31, 2017.

(b)
Represents base rental income (not reflected in the historical statement of operations of KBS SOR), including amortization of below-market lease liabilities, for the year ended December 31, 2017. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2017. Below-market lease liabilities are amortized over the remaining non-cancelable terms of the respective lease, including any below-market renewal periods.

(c)
Represents parking revenue and other operating income from tenants (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2017, based on historical operations of the previous owners.

(d)
Represents property operating, maintenance and management expenses (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2017, based on historical operations of the previous owners.

(e)
Represents real estate taxes and insurance expenses (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2017, based on historical operations of the previous owners.

(f)
Represents asset management fees (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2017 that would be due to an affiliate of KBS SOR had the property been acquired on January 1, 2017. With respect to investments in real property, the asset management fee is a monthly fee paid to KBS SOR’s affiliated advisor equal to one-twelfth of 0.75% of the amount paid or allocated to acquire the investment, plus the cost of any subsequent development, construction or improvements to the property. This amount includes any portion of the investment that was debt financed and is inclusive of acquisition costs related thereto.

(g)
Represents adjustments to depreciation and amortization expense (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2017. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 39-year life. Depreciation expense on tenant improvements is recognized using the straight-line method over the shorter of the life of the lease or expected useful life of the improvement. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(h)
Represents adjustments to interest expense (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2017 beginning on the pro forma acquisition date of January 1, 2017. Interest expense and amortization of deferred financing costs on the City Tower Mortgage Loan are recognized based on the floating interest rate of 155 basis points over one-month LIBOR and a maturity date of March 5, 2021.